                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                           CHAPTER 11

IN RE: ENRON
CORP., ET AL., DEBTORS     CASE NOS. 01-16033 THROUGH 01-16046, 01-16048,
                           01-16076, 01-16078, 01-16080, 01-16109 THROUGH
                           01-16111, 01-16280, 01-16319, 01-16428 THROUGH
                           01-16431, 01-16467, 01-16483, 02-10007, 02-10038,
                           02-10059 THROUGH 02-10061, 02-10132, 02-10232,
                           02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                           02-10743, 02-10747, 02-10748, 02-10751, 02-10755,
                           02-10757, 02-10760, 02-10761, 02-10764, 02-10766,
                           02-10939, 02-11123, 02-11239, 02-11242, 02-11267,
                           02-11268, 02-11272, 02-11824, 02-11884, 02-12104 ,
                           02-12105, 02-12106, 02-12347, 02-12398, 02-12400,
                           02-12402, 02-12403, 02-12902, 02-13702, 02-13723,
                           02-14046, 02-14632, 02-14885, 02-14977, 02-15716,
                           02-16441, 02-16492, 03-10106, 03-10673, 03-10676,
                           03-10678, 03-10681, 03-10682, 03-11364, 03-11369,
                           03-11371, 03-11373, 03-11374, 03-12088, 03-13151,
                           03-13154 THROUGH 03-13160, 03-13234 THROUGH 03-13241,
                           03-13259, 03-13446, 03-13447, 03-13451, 03-13453,
                           03-13454, 03-13457, 03-13459 THROUGH 03-13463,
                           03-13465, 03-13467, 03-13468, 03-13469, 03-13489,
                           03-13500, 03-13502, 03-13644, 03-13647, 03-13649,
                           03-13862, 03-13877 THROUGH 03-13885, 03-13915,
                           03-13918, 03-13919, 03-13920, 03-13926, 03-13930,
                           03-13949, 03-13950, 03-13952, 03-13953, 03-13957,
                           03-14053, 03-14054, 03-14065, 03-14067, 03-14068,
                           03-14069, 03-14070, 03-14126, 03-14130, 03-14131,
                           03-14175, 03-14176, 03-14177, 03-14178, 03-14185,
                           03-14223 THROUGH 03-14232

                           (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                          THE MONTH ENDED JUNE 30, 2003

DEBTORS' ADDRESS:          Enron Corp. et al.
                           1400 Smith Street
                           Houston, TX 77002

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153

REPORT PREPARER:           Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:    September 26, 2003             By: /s/ Raymond M. Bowen, Jr.
                                           ---------------------------------
                                           Name: Raymond M. Bowen, Jr.
                                           Title: Executive Vice President and
                                                    Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR JUNE 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through June 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

  o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

  o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their monthly tax accrual to Enron Corp.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

  o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

  o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

  o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

  o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

  o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                 Enron Debtors
                            Cash Activity Rollforward
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                                                                             Transfer
                                                                                                             (to)/from
                                                         Beginning   3rd Party    3rd Party        Net       Restricted    Ending
Debtor Company                                 Case No.   Balance     Receipts  Disbursements  Intercompany    Cash      Balance (c)
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033    $  5         --        $ --           $ --         $  --         $  5
Enron Corp.                                    01-16034     139         17         (48)            (5)           39          142
Enron North America Corp.                      01-16035     458         33          (4)           (14)            4          477
Enron Power Marketing, Inc.                    01-16036     341        106          --             13          (148)         312
PBOG Corp.                                     01-16037      --         --          --             --            --           --
Smith Street Land Company                      01-16038      --         --          --             --            --           --
Enron Broadband Services, Inc.                 01-16039       1         --          (1)            --            --           --
Enron Energy Services Operations, Inc.         01-16040      95          3          --              9            --          107
Enron Energy Marketing Corp.                   01-16041      --         --          --             --            --           --
Enron Energy Services, Inc.                    01-16042      58         10          --             (8)           --           60
Enron Energy Services, LLC                     01-16043      --         --          --             --            --           --
Enron Transportation Services Company          01-16044      --         --          --             --            --           --
BAM Leasing Company                            01-16045      --         --          --             --            --           --
ENA Asset Holdings, L.P.                       01-16046       1         --          --             --            --            1
Enron Gas Liquids, Inc.                        01-16048      --          2          --             (2)           --           --
Enron Global Markets LLC                       01-16076      --         --          --             --            --           --
Enron Net Works L.L.C                          01-16078      --          1          (6)             6            --            1
Enron Industrial Markets LLC                   01-16080      --         --          --             --            --           --
Operational Energy Corp.                       01-16109      --         --          --             --            --           --
Enron Engineering & Construction Co.           01-16110       3         --          --             --            --            3
Enron Engineering & Operational
 Services Co.                                  01-16111      --         --          --             --            --           --
Garden State Paper Company LLC                 01-16280       8         --          --             --            --            8
Palm Beach Development Company, L.L.C          01-16319      --         --          --             --            --           --
Tenant Services, Inc.                          01-16428      --         --          --             --            --           --
Enron Energy Information
 Solutions, Inc.                               01-16429      --         --          --             --            --           --
EESO Merchant Investments, Inc.                01-16430      --         --          --             --            --           --
Enron Federal Solutions, Inc.                  01-16431      --         --          --             --            --           --
Enron Freight Markets Corp.                    01-16467      --         --          --             --            --           --
Enron Broadband Services, L.P.                 01-16483      --         --          --             --            --           --
Enron Energy Services North America, Inc.      02-10007      --         --          --             --            --           --
Enron LNG Marketing LLC                        02-10038      --         --          --             --            --           --
Calypso Pipeline, LLC                          02-10059      --         --          --             --            --           --
Enron Global LNG LLC                           02-10060      --         --          --             --            --           --
Enron International Fuel Management Company    02-10061      --         --          --             --            --           --
Enron Natural Gas Marketing Corp.              02-10132      --         --          --             --            --           --
ENA Upstream Company LLC                       02-10232      --         --          --             --            --           --
Enron Liquid Fuels, Inc.                       02-10252      --         --          --             --            --           --
Enron LNG Shipping Company                     02-10346       3         --          --             --            --            3
Enron Property & Services Corp.                02-10464      --         --          (2)             2            --           --
Enron Capital & Trade Resources
 International Corp.                           02-10613      21         --          --             (1)           --           20
Enron Communication Leasing Corp.              02-10632      --         --          --             --            --           --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                                                                              Transfer
                                                                                                             (to)/from
                                                          Beginning  3rd Party   3rd Party         Net       Restricted    Ending
Debtor Company                                Case No.     Balance   Receipts   Disbursements  Intercompany     Cash      Balance(c)
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                          02-10939        --        --           --            --          --            --
Enron Processing Properties, Inc.             02-11123        --        --           --            --          --            --
Enron Methanol Company                        02-11239        --        --           --            --          --            --
Enron Ventures Corp.                          02-11242        --        --           --            --          --            --
Enron Mauritius Company                       02-11267        --        --           --            --          --            --
Enron India Holding Ltd.                      02-11268        --        --           --            --          --            --
Offshore Power Production C.V                 02-11272        --        --           --            --          --            --
The New Energy Trading Company                02-11824         4        --           --            --          --             4
EES Service Holdings, Inc                     02-11884        --        --           --            --          --            --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)  02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                  02-12106
Enron Reserve Acquisition Corp.               02-12347        --        --           --            --          --            --
EPC Estate Services, Inc. (formerly
 National Energy Production Corp.) (a)        02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902        --        --           --            --          --            --
EBF, LLC                                      02-13702        --        --           --            --          --            --
Zond Minnesota Construction Co. LLC (a)       02-13723
Enron Fuels International, Inc.               02-14046        --        --           --            --          --            --
E Power Holdings Corp.                        02-14632        --        --           --            --          --            --
EFS Construction Management Services, Inc.    02-14885        --        --           --            --          --            --
Enron Management Inc.                         02-14977        --        --           --            --          --            --
Enron Expat Services, Inc.                    02-15716        --        --           --            --          --            --
Artemis Associates, LLC                       02-16441        --        --           --            --          --            --
Clinton Energy Management Services, Inc.      02-16492         6        --           --            --          --             6
LINGTEC Constructors, L.P.                    03-10106        --        --           --            --          --            --
EGS New Ventures Group                        03-10673        --        --           --            --          --            --
Louisiana Gas Marketing Company               03-10676        --        --           --            --          --            --
Louisiana Resources Company                   03-10678        --        --           --            --          --            --
LGMI, Inc.                                    03-10681        --        --           --            --          --            --
LRCI, Inc.                                    03-10682        --        --           --            --          --            --
Enron Communications Group, Inc.              03-11364        --        --           --            --          --            --
EnRock Management, LLC                        03-11369        --        --           --            --          --            --
ECI-Texas, L.P.                               03-11371        --        --           --            --          --            --
EnRock, L.P.                                  03-11373        --        --           --            --          --            --
ECI-Nevada Corp.                              03-11374        --        --           --            --          --            --
Enron Alligator Alley Pipeline Company        03-12088        --        --           --            --          --            --
Enron Wind Storm Lake I LLC (a)               03-13151
ECT Merchant Investments Corp.                03-13154        --        --           --            --          --            --
EnronOnline, LLC                              03-13155        --        --           --            --          --            --
St. Charles Development Company LLC           03-13156        --        --           --            --          --            --
Calcasieu Development Company LLC             03-13157        --        --           --            --          --            --
Calvert City Power I, LLC                     03-13158        --        --           --            --          --            --
Enron ACS, Inc.                               03-13159        --        --           --            --          --            --
LOA, Inc.                                     03-13160        12        --           --            --          --            12
Enron India LLC                               03-13234        --        --           --            --          --            --
Enron International Inc.                      03-13235        --        --           --            --          --            --
Enron International Holdings Corp.            03-13236        --        --           --            --          --            --
Enron Middle East LLC                         03-13237        --        --           --            --          --            --
Enron WarpSpeed Services, Inc.                03-13238        --        --           --            --          --            --
Modulus Technologies, Inc.                    03-13239        --        --           --            --          --            --
Enron Telecommunications, Inc.                03-13240        --        --           --            --          --            --
DataSystems Group, Inc.                       03-13241        --        --           --            --          --            --
Risk Management & Trading Corp.               03-13259        --        --           --            --          --            --
Omicron Enterprises, Inc.                     03-13446        --        --           --            --          --            --

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                                                                              Transfer
                                                                                                              (to)/from
                                                           Beginning  3rd Party   3rd Party         Net       Restricted    Ending
Debtor Company                                 Case No.     Balance   Receipts   Disbursements  Intercompany     Cash     Balance(c)
------------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447        78         --          --             --          --          78
EFS II, Inc.                                   03-13451        --         --          --             --          --          --
EFS III, Inc.                                  03-13453        --         --          --             --          --          --
EFS V, Inc.                                    03-13454        --         --          --             --          --          --
EFS VI, Inc.                                   03-13457        --         --          --             --          --          --
EFS VII, Inc.                                  03-13459        --         --          --             --          --          --
EFS IX, Inc.                                   03-13460        --         --          --             --          --          --
EFS X, Inc.                                    03-13461        --         --          --             --          --          --
EFS XI, Inc.                                   03-13462        --         --          --             --          --          --
EFS XII, Inc.                                  03-13463        --         --          --             --          --          --
EFS XV, Inc.                                   03-13465        --         --          --             --          --          --
EFS XVII, Inc.                                 03-13467        --         --          --             --          --          --
Jovinole Associates                            03-13468        --         --          --             --          --          --
EFS Holdings, Inc.                             03-13469         1         --          --             --          --           1
Enron Operations Services Corp.                03-13489        24         --          --              3          --          27
Green Power Partners I, LLC (a)                03-13500
TLS Investors, LLC                             03-13502        --         --          --             --          --          --
ECT Securities Limited Partnership             03-13644         3         --          --             --          --           3
ECT Securities LP Corp.                        03-13647        --         --          --             --          --          --
ECT Securities GP Corp.                        03-13649        --         --          --             --          --          --
KUCC Cleburne, LLC                             03-13862        --         --          --             --          --          --
Enron International Asset Management Corp.     03-13877        --         --          --             --          --          --
Enron Brazil Power Holdings XI Ltd.            03-13878        --         --          --             --          --          --
Enron Holding Company, L.L.C                   03-13879        --         --          --             --          --          --
Enron Development Management, Ltd.             03-13880        --         --          --             --          --          --
Enron International Korea Holdings Corp.       03-13881        --         --          --             --          --          --
Enron Caribe VI Holdings Ltd.                  03-13882        --         --          --             --          --          --
Enron International Asia Corp.                 03-13883        --         --          --             --          --          --
Enron Brazil Power Investments XI Ltd.         03-13884        --         --          --             --          --          --
Paulista Electrical Distribution, L.L.C.       03-13885        --         --          --             --          --          --
Enron Pipeline Construction Services Company   03-13915        --         --          --             --          --          --
Enron Pipeline Services Company                03-13918        --         --          --             --          --          --
Enron Trailblazer Pipeline Company             03-13919        --         --          --             --          --          --
Enron Liquid Services Corp.                    03-13920        --         --          --             --          --          --
Enron Machine and Mechanical Services, Inc.    03-13926        --         --          --             --          --          --
Enron Commercial Finance Ltd.                  03-13930        --         --          --             --          --          --
Enron Permian Gathering, Inc.                  03-13949        --         --          --             --          --          --
Transwestern Gathering Company                 03-13950        --         --          --             --          --          --
Enron Gathering Company                        03-13952        --         --          --             --          --          --
EGP Fuels Company                              03-13953        --         --          --             --          --          --
Enron Asset Management Resources, Inc.         03-13957        --         --          --             --          --          --
Enron Brazil Power Holdings I Ltd.             03-14053        --         --          --             --          --          --
Enron do Brazil Holdings Ltd.                  03-14054        --         --          --             --          --          --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068        --         --          --             --          --          --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070        --         --          --             --          --          --
EFS IV, Inc.                                   03-14126        --         --          --             --          --          --
EFS VIII, Inc.                                 03-14130        --         --          --             --          --          --
EFS XIII, Inc.                                 03-14131        --         --          --             --          --          --
Enron Credit Inc.                              03-14175        --         --          --              1          --           1
Enron Power Corp.                              03-14176        10         --          --              1          --          11
Richmond Power Enterprise, L.P.                03-14177        --         --          --             --          --          --
ECT Strategic Value Corp.                      03-14178        --         --          --             --          --          --
Enron Development Funding Ltd.                 03-14185        --         --          --              1          --           1
Atlantic Commercial Finance, Inc.              03-14223         2         --          --              5          --           7
The Protane Corporation                        03-14224        --         --          --             --          --          --

                             Continued on next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                                                                        Transfer
                                                                                                        (to)/from
                                                     Beginning  3rd Party   3rd Party         Net       Restricted    Ending
Debtor Company                           Case No.     Balance   Receipts   Disbursements  Intercompany     Cash     Balance(c)
------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC    03-14225        6        --           --             --            --           6
Enron Development Corp.                  03-14226        --       --           --             --            --          --
ET Power 3 LLC                           03-14227        --       --           --             --            --          --
Nowa Sarzyna Holding B.V.                03-14228        --       --           --             --            --          --
Enron South America LLC                  03-14229        18       --           --            (12)           --           6
Enron Global Power & Pipelines LLC       03-14230        21       --           --             --           (21)         --
Portland General Holdings, Inc.          03-14231        --       --           --             --            --          --
Portland Transition Company, Inc.        03-14232        --       --           --             --            --          --
                                                     ------     ----         ----            ---         -----      ------
Combined Debtor Entities                             $1,318     $172         $(61)           $(1)        $(126)     $1,302
                                                     ======     ====         ====            ===         =====      ======

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

                      Enron Metals & Commodity Corp.         $   24
                      Enron Corp.                               156
                      Enron North America Corp.                 684
                      Enron Power Marketing, Inc.               455
                      Smith Street Land Company                  86
                      Enron Broadband Services, Inc.            143
                      Enron Energy Services Operations, Inc.     24
                      Enron Energy Marketing Corp.               26
                      Enron Energy Services, Inc.               187
                      Enron Gas Liquids, Inc.                     7
                      Enron Energy Information Solutions, Inc.    2
                      Enron LNG Marketing LLC                    31
                      Calypso Pipeline, LLC                       5
                      Enron LNG Shipping Company                 24
                      Enron Liquid Fuels, Inc.                    1
                      Enron Methanol Company                      5
                      Enron Reserve Acquisition Corp.            27
                      EBF, LLC                                    8
                      E Power Holdings Corp.                      2
                      Enron Global Power & Pipelines LLC         21
                                                             ------
                      Combined Debtor Entities               $1,918
                                                             ======

                                                                         Table 2
                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                              Beginning                                  (Payments)      Ending
Debtor Company                                 Case No.        Balance       Accruals    Intercompany     Refunds        Balance
--------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $ --          $ --          $ --          $   --         $ --
Enron Corp.                                    01-16034           13            (8)           14              --           19
Enron North America Corp.                      01-16035            6            23           (23)             --            6
Enron Power Marketing, Inc.                    01-16036            2           (41)           41              --            2
PBOG Corp.                                     01-16037           --            --            --              --           --
Smith Street Land Company                      01-16038           --            --            --              --           --
Enron Broadband Services, Inc.                 01-16039           (1)           26           (26)             --           (1)
Enron Energy Services Operations, Inc.         01-16040            1            43           (43)             --            1
Enron Energy Marketing Corp.                   01-16041           (1)            1            --              --           --
Enron Energy Services, Inc.                    01-16042           13           (29)           29              --           13
Enron Energy Services, LLC                     01-16043           --            --            --              --           --
Enron Transportation
  Services Company                             01-16044           --            --            --              --           --
BAM Leasing Company                            01-16045           --            --            --              --           --
ENA Asset Holdings, L.P.                       01-16046           --            --            --              --           --
Enron Gas Liquids, Inc.                        01-16048           --             1            (1)             --           --
Enron Global Markets LLC                       01-16076           --            --            --              --           --
Enron Net Works L.L.C                          01-16078            1             3            (3)             --            1
Enron Industrial Markets LLC                   01-16080           --            --            --              --           --
Operational Energy Corp.                       01-16109           --            --            --              --           --
Enron Engineering &
  Construction Co.                             01-16110           --            --            --              --           --
Enron Engineering &
  Operational Services Co.                     01-16111           --            --            --              --           --
Garden State Paper Company LLC                 01-16280           --            --            --              --           --
Palm Beach Development Company, L.L.C          01-16319           --            --            --              --           --
Tenant Services, Inc.                          01-16428           --            --            --              --           --
Enron Energy Information Solutions, Inc.       01-16429           --            --            --              --           --
EESO Merchant Investments, Inc.                01-16430           --            --            --              --           --
Enron Federal Solutions, Inc.                  01-16431           --            --            --              --           --
Enron Freight Markets Corp.                    01-16467           --            --            --              --           --
Enron Broadband Services, L.P.                 01-16483           --            --            --              --           --
Enron Energy Services North America, Inc.      02-10007           --            --            --              --           --
Enron LNG Marketing LLC                        02-10038           --            --            --              --           --
Calypso Pipeline, LLC                          02-10059           --            --            --              --           --
Enron Global LNG LLC                           02-10060           --            --            --              --           --
Enron International Fuel Management Company    02-10061           --            --            --              --           --
Enron Natural Gas Marketing Corp.              02-10132           --            --            --              --           --
ENA Upstream Company LLC                       02-10232           --            --            --              --           --
Enron Liquid Fuels, Inc.                       02-10252           (1)           (2)            2              --           (1)
Enron LNG Shipping Company                     02-10346           --            --            --              --           --
Enron Property & Services Corp.                02-10464            1            --            --              --            1
Enron Capital & Trade Resources
  International Corp.                          02-10613           (1)            2            (2)             --           (1)
Enron Communication Leasing Corp.              02-10632            4            (1)            1              --            4
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                                       Beginning                             (Payments)    Ending
Debtor Company                                            Case No.      Balance     Accruals    Intercompany   Refunds     Balance
----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                     02-10939          --           --           --          --          --
Enron Processing Properties, Inc.                        02-11123          --           --           --          --          --
Enron  Methanol Company                                  02-11239           1           --           --          --           1
Enron Ventures Corp.                                     02-11242          --           --           --          --          --
Enron Mauritius Company                                  02-11267          --           --           --          --          --
Enron India Holding Ltd.                                 02-11268          --           --           --          --          --
Offshore Power Production C.V                            02-11272          --           --           --          --          --
The New Energy Trading Company                           02-11824          --           --           --          --          --
EES Service Holdings Inc.                                02-11884          --           --           --          --          --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)             02-12104
ZWHC, LLC (a)                                            02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                             02-12106
Enron Reserve Acquisition Corp.                          02-12347          --           --           --          --          --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)         02-12398
Enron Power & Industrial Construction (a)                02-12400
NEPCO Power Procurement Co. (a)                          02-12402
NEPCO Services International, Inc. (a)                   02-12403
San Juan Gas Company, Inc.                               02-12902          --           --           --          --          --
EBF, LLC                                                 02-13702          --           --           --          --          --
Zond Minnesota Construction Company LLC (a)              02-13723
Enron Fuels International, Inc.                          02-14046          --           --           --          --          --
E Power Holdings Corp.                                   02-14632          --           --           --          --          --
EFS Construction Management Services, Inc.               02-14885          --           --           --          --          --
Enron Management Inc.                                    02-14977           1           (1)           1          --           1
Enron Expat Services, Inc.                               02-15716          --           --           --          --          --
Artemis Associates, LLC                                  02-16441          --           --           --          --          --
Clinton Energy Management Services, Inc.                 02-16492          --           --           --          --          --
LINGTEC Constructors, L.P.                               03-10106         (10)          --           --          --         (10)
EGS New Ventures Corp.                                   03-10673          --           --           --          --          --
Louisiana Gas Marketing Company                          03-10676          --           (1)           1          --          --
Louisiana Resources Company                              03-10678          --           --           --          --          --
LGMI, Inc.                                               03-10681           1           --           --          --           1
LRCI, Inc.                                               03-10682          --           --           --          --          --
Enron Communications Group, Inc.                         03-11364          --           --           --          --          --
EnRock Management, LLC                                   03-11369          --           --           --          --          --
ECI-Texas, L.P.                                          03-11371          (2)          --           --          --          (2)
EnRock, L..P                                             03-11373          --           --           --          --          --
ECI-Nevada Corp.                                         03-11374          --           --           --          --          --
Enron Alligator Alley Pipeline Company                   03-12088          --           --           --          --          --
Enron Wind Storm Lake I LLC (a)                          03-13151
ECT Merchant Investments corp                            03-13154          --           --           --          --          --
EnronOnline, LLC                                         03-13155          --           --           --          --          --
St. Charles Development Company, LLC                     03-13156          --           --           --          --          --
Calcasieu Development Company                            03-13157          --           --           --          --          --
Calvert City Power I, LLC                                03-13158          --           --           --          --          --
Enron ACS, Inc.                                          03-13159          --           --           --          --          --
LOA, Inc.                                                03-13160          --           --           --          --          --
Enron India LLC                                          03-13234          --           --           --          --          --
Enron International Inc.                                 03-13235          --           --           --          --          --
Enron International Holdings                             03-13236          --           --           --          --          --
Enron Middle East LLC                                    03-13237          --           --           --          --          --
Enron WarpSpeed Services, Inc.                           03-13238          --           --           --          --          --
Modulus Technologies, Inc.                               03-13239          --           --           --          --          --
Enron Telecommunications, Inc.                           03-13240          --           --           --          --          --
DataSystems Group, Inc.                                  03-13241          --           --           --          --          --
Risk Management & Trading Corp.                          03-13259          --           32          (32)         --          --
Omnicron Enterprises, Inc.                               03-13446          --           --           --          --          --

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                                  Beginning                                 (Payments)    Ending
Debtor Company                                     Case No.        Balance        Accruals   Intercompany     Refunds     Balance
---------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                        03-13447           (1)             1            --           --           --
EFS II, Inc.                                       03-13451           --             --            --           --           --
EFS III, Inc.                                      03-13453           --             --            --           --           --
EFS V, Inc.                                        03-13454           --             --            --           --           --
EFS VI, Inc.                                       03-13457           --             --            --           --           --
EFS VII, Inc.                                      03-13459           --             --            --           --           --
EFS IX, Inc.                                       03-13460           --             --            --           --           --
EFS X, Inc.                                        03-13461           --             --            --           --           --
EFS XI, Inc.                                       03-13462           --             --            --           --           --
EFS XII, Inc.                                      03-13463           --             --            --           --           --
EFS XV, Inc.                                       03-13465           --             --            --           --           --
EFS XVII, Inc.                                     03-13467           --             --            --           --           --
Jovinole Associates                                03-13468           --             --            --           --           --
EFS Holdings, Inc.                                 03-13469           --             --            --           --           --
Enron Operations Services Corp.                    03-13489           --             --            --           --           --
Green Power Partners I LLC (a)                     03-13500
TLS Investors, LLC                                 03-13502           --             --            --           --           --
ECT Securities Limited Partnership                 03-13644           --             --            --           --           --
ECT Securities LP Corp.                            03-13647           --             --            --           --           --
ECT Securities GP Corp.                            03-13649           --             --            --           --           --
KUCC Cleburne, LLC                                 03-13862           --             --            --           --           --
Enron International Asset Management Corp.         03-13877           --             --            --           --           --
Enron Brazil Power Holdings XI Ltd.                03-13878           --             --            --           --           --
Enron Holding Company L.L.C                        03-13879           --             --            --           --           --
Enron Development Management Ltd.                  03-13880           --             --            --           --           --
Enron International Korea Holdings Corp.           03-13881           --             --            --           --           --
Enron Caribe VI Holdings Ltd.                      03-13882           --             --            --           --           --
Enron International Asia Corp.                     03-13883           --             --            --           --           --
Enron Brazil Power Investments XI Ltd.             03-13884           --             --            --           --           --
Paulista Electrical Distribution, L.L.C            03-13885           --             --            --           --           --
Enron Pipeline Services Company                    03-13915            1             --            --           --            1
Enron Trailblazer Pipeline Company                 03-13919           --             --            --           --           --
Enron Liquid Services Corp.                        03-13920           --             --            --           --           --
Enron Machine and Mechanical Services, Inc.        03-13926           --             --            --           --           --
Enron Commercial Finance Ltd.                      03-13930           --             --            --           --           --
Enron Permian Gathering Inc.                       03-13949           --             --            --           --           --
Transwestern Gathering Company                     03-13950           --             --            --           --           --
Enron Gathering Company                            03-13952           --             --            --           --           --
EGP Fuels Company                                  03-13953           --             --            --           --           --
Enron Asset Management Resources, Inc.             03-13957           --             --            --           --           --
Enron Brazil Power Holdings, I Ltd.                03-14053           --             --            --           --           --
Enron do Brazil Holdings, Ltd.                     03-14054           --             --            --           --           --
Enron Wind Storm Lake II LLC (a)                   03-14065
Enron Renewable Energy Corp. (a)                   03-14067
Enron Acquisition III Corp.                        03-14068           --             --            --           --           --
Enron Wind Lake Benton LLC (a)                     03-14069
Superior Construction Company                      03-14070           --             --            --           --           --
EFS IV, Inc.                                       03-14126           --             --            --           --           --
EFS VIII, Inc.                                     03-14130           --             --            --           --           --
EFS XIII, Inc.                                     03-14131           --             --            --           --           --
Enron Credit Inc.                                  03-14175           --            (17)           17           --           --
Enron Power Corp.                                  03-14176           --             --            --           --           --
Richmond Power Enterprise, L.P.                    03-14177           --             --            --           --           --
ECT Strategic Value Corp.                          03-14178           --             --            --           --           --
Enron Development Funding Ltd.                     03-14185           --             --            --           --           --
Atlantic Commercial Finance, Inc.                  03-14223           --             --            --           --           --
The Protane Corporation                            03-14224           --             --            --           --           --

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                          Beginning                                     Payments)        Ending
Debtor Company                            Case No.         Balance        Accruals      Intercompany     Refunds         Balance
--------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC     03-14225            --              2              (2)            --              --
Enron Development Corp.                   03-14226            --             --              --             --              --
ET Power 3 LLC                            03-14227            --             --              --             --              --
Nowa Sarzyna Holding B.V                  03-14228            --             --              --             --              --
Enron South America LLC                   03-14229            --             --              --             --              --
Enron Global Power & Pipelines LLC        03-14230            --             --              --             --              --
Portland General Holdings, Inc.           03-14231            --             --              --             --              --
Portland Transition Company, Inc.         03-14232            --             --              --             --              --
                                                            ----           ----            ----           ----           -----
Combined Debtor Entities                                    $ 28           $ 34            $(26)          $ --           $  36
                                                            ====           ====            ====           ====           =====

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                               As of June 30, 2003
                                  (In Millions)

                                                                 Current
Debtor Company                                    Case No.         1-30       31-60       61-90       91+         Other       Total
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                   01-16033         $--         $  --        $--        $--         $ --         $ --
Enron Corp.                                      01-16034           1            --          1          3          112          117
Enron North America Corp.                        01-16035          --            --         --         --           40           40
Enron Power Marketing, Inc.                      01-16036          --            --         --         --           --           --
PBOG Corp.                                       01-16037          --            --         --         --           --           --
Smith Street Land Company                        01-16038          --            --         --         --           --           --
Enron Broadband Services, Inc.                   01-16039          --            --         --          1           --            1
Enron Energy Services Operations, Inc.           01-16040          --            --         --         --           --           --
Enron Energy Marketing Corp.                     01-16041          --            --         --         --           --           --
Enron Energy Services, Inc.                      01-16042          --            --         --         --           --           --
Enron Energy Services, LLC                       01-16043          --            --         --         --           --           --
Enron Transportation Services Company            01-16044          --            --         --         --           --           --
BAM Leasing Company                              01-16045          --            --         --         --           --           --
ENA Asset Holdings, L.P.                         01-16046          --            --         --          7           --            7
Enron Gas Liquids, Inc.                          01-16048          --            --         --         --           --           --
Enron Global Markets LLC                         01-16076          --            --         --         --           --           --
Enron Net Works L.L.C                            01-16078           5            --         --          2           --            7
Enron Industrial Markets LLC                     01-16080          --            --         --         --           --           --
Operational Energy Corp.                         01-16109          --            --         --         --           --           --
Enron Engineering & Construction Co.             01-16110          --            --         --         --           --           --
Enron Engineering & Operational
 Services Co.                                    01-16111          --            --         --         --           --           --
Garden State Paper Company LLC                   01-16280          --            --         --         --           --           --
Palm Beach Development Company, L.L.C            01-16319          --            --         --         --           --           --
Tenant Services, Inc.                            01-16428          --            --         --         --           --           --
Enron Energy Information
 Solutions, Inc.                                 01-16429          --            --         --         --           --           --
EESO Merchant Investments, Inc.                  01-16430          --            --         --         --           --           --
Enron Federal Solutions, Inc.                    01-16431          --            --         --         --           --           --
Enron Freight Markets Corp.                      01-16467          --            --         --         --           --           --
Enron Broadband Services, L.P.                   01-16483          --            --         --         --           --           --
Enron Energy Services North America, Inc.        02-10007          --            --         --         --           --           --
Enron LNG Marketing LLC                          02-10038          --            --         --         --           --           --
Calypso Pipeline, LLC                            02-10059          --            --         --         --           --           --
Enron Global LNG LLC                             02-10060          --            --         --         --           --           --
Enron International Fuel Management Company      02-10061          --            --         --         --           --           --
Enron Natural Gas Marketing Corp.                02-10132          --            --         --         --           --           --
ENA Upstream Company LLC                         02-10232          --            --         --         --           --           --
Enron Liquid Fuels, Inc.                         02-10252          --            --         --         --           --           --
Enron LNG Shipping Company                       02-10346          --            --         --         --           --           --
Enron Property & Services Corp.                  02-10464          --            --         --         --           --           --
Enron Capital & Trade Resources
 International Corp.                             02-10613          --            --         --         --           --           --
Enron Communication Leasing Corp.                02-10632          --            --         --         --           --           --
Enron Wind Corp.  (b)                            02-10743
Enron Wind Systems, Inc. (b)                     02-10747
Enron Wind Energy Systems Corp. (b)              02-10748
Enron Wind Maintenance Corp.  (b)                02-10751
Enron Wind Constructors Corp. (b)                02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)           02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)          02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)         02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)          02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)           02-10766

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of June 30, 2003
                                  (In Millions)

                                                                        Current
Debtor Company                                           Case No.        1-30       31-60      61-90       91+      Other      Total
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                     02-10939         --         --         --         --         --         --
Enron Processing Properties, Inc.                        02-11123         --         --         --         --         --         --
Enron Methanol Company                                   02-11239         --         --         --         --         --         --
Enron Ventures Corp.                                     02-11242         --         --         --         --         --         --
Enron Mauritius Company                                  02-11267         --         --         --         --         --         --
Enron India Holding Ltd.                                 02-11268         --         --         --         --         --         --
Offshore Power Production C.V                            02-11272         --         --         --         --         --         --
The New Energy Trading Company                           02-11824         --         --         --         --         --         --
EES Service Holdings, Inc.                               02-11884         --         --         --         --         --         --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)             02-12104
ZWHC, LLC (a)                                            02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                            02-12106
Enron Reserve Acquisition Corp.                          02-12347         --         --         --         --         --         --
EPC Estate Services, Inc.                                02-12398
 (formerly National Energy Production Corp.) (a)         02-12398
Enron Power & Industrial Construction (a)                02-12400
NEPCO Power Procurement Co. (a)                          02-12402
NEPCO Services International, Inc. (a)                   02-12403
San Juan Gas Company, Inc.                               02-12902         --         --         --         --         --         --
EBF, LLC                                                 02-13702         --         --         --         --         --         --
Zond Minnesota Construction Company LLC (a)              02-13723
Enron Fuels International, Inc.                          02-14046         --         --         --         --         --         --
E Power Holdings Corp                                    02-14632         --         --         --         --         --         --
EFS Construction Management Services, Inc.               02-14885         --         --         --         --         --         --
Enron Management Inc.                                    02-14977         --         --         --         --         --         --
Enron Expat Services, Inc.                               02-15716         --         --         --         --         --         --
Artemis Associates, LLC                                  02-16441         --         --         --         --         --         --
Clinton Energy Management Services, Inc.                 02-16492         --         --         --         --         --         --
LINGTEC Constructors, L.P.                               03-10106         --         --         --         --         --         --
EGS New Ventures Corp.                                   03-10673         --         --         --         --         --         --
Louisiana Gas Marketing Company                          03-10676         --         --         --         --         --         --
Louisiana Resources Company                              03-10678         --         --         --         --         --         --
LGMI, Inc.                                               03-10681         --         --         --         --         --         --
LRCI, Inc.                                               03-10682         --         --         --         --         --         --
Enron Communications Group, Inc.                         03-11364         --         --         --         --         --         --
EnRock Management, LLC                                   03-11369         --         --         --         --         --         --
ECI-Texas, L.P.                                          03-11371         --         --         --         --         --         --
EnRock, L.P.                                             03-11373         --         --         --         --         --         --
ECI-Nevada Corp.                                         03-11374         --         --         --         --         --         --
Enron Alligator Alley Pipeline Company                   03-12088         --         --         --         --         --         --
Enron Wind Storm Lake I, LLC (a)                         03-13151
ECT Merchant Investments Corp                            03-13154         --         --         --         --         --         --
EnronOnline, LLC                                         03-13155         --         --         --         --         --         --
St. Charles Development Company, LLC                     03-13156         --         --         --         --         --         --
Calcasieu Development Company, LLC                       03-13157         --         --         --         --         --         --
Calvert City Power I, LLC                                03-13158         --         --         --         --         --         --
Enron ACS, Inc.                                          03-13159         --         --         --         --         --         --
LOA, Inc.                                                03-13160         --         --         --         --         --         --
Enron India LLC                                          03-13234         --         --         --         --         --         --
Enron International Inc.                                 03-13235         --         --         --         --         --         --
Enron International Holdings Corp.                       03-13236         --         --         --         --         --         --
Enron Middle East LLC                                    03-13237         --         --         --         --         --         --
Enron WarpSpeed Services, Inc.                           03-13238         --         --         --         --         --         --
Modulus Technologies, Inc.                               03-13239         --         --         --         --         --         --
Enron Telecommunications, Inc.                           03-13240         --         --         --         --         --         --
DataSystems Group, Inc.                                  03-13241         --         --         --         --         --         --
Risk Management & Trading Corp.                          03-13259         --         --         --         --         --         --
Omicron Enterprises, Inc.                                03-13446         --         --         --         --         --         --

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of June 30, 2003
                                  (In Millions)

                                                                   Current
Debtor Company                                       Case No.        1-30       31-60      61-90       91+      Other      Total
--------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                          03-13447         --         --         --         --         --         --
EFS II, Inc.                                         03-13451         --         --         --         --         --         --
EFS III, Inc.                                        03-13453         --         --         --         --         --         --
EFS V, Inc.                                          03-13454         --         --         --         --         --         --
EFS VI, Inc.                                         03-13457         --         --         --         --         --         --
EFS VII, Inc.                                        03-13459         --         --         --         --         --         --
EFS IX, Inc.                                         03-13460         --         --         --         --         --         --
EFS X, Inc.                                          03-13461         --         --         --         --         --         --
EFS XI, Inc.                                         03-13562         --         --         --         --         --         --
EFS XII, Inc.                                        03-13563         --         --         --         --         --         --
EFS XV, Inc.                                         03-13465         --         --         --         --         --         --
EFS XVII, Inc.                                       03-13467         --         --         --         --         --         --
Jovinole Associates                                  03-13468         --         --         --         --         --         --
EFS Holdings, Inc.                                   03-13469         --         --         --         --         --         --
Enron Operations Services Corp.                      03-13489         --         --         --         --         --         --
Green Power Partners I LLC (a)                       03-13500
TLS Investors, LLC                                   03-13502         --         --         --         --         --         --
ECT Securities Limited Partnership                   03-13644         --         --         --         --         --         --
ECT Securities LP Corp.                              03-13647         --         --         --         --         --         --
ECT Securities GP Corp.                              03-13649         --         --         --         --         --         --
KUCC Cleburne, LLC                                   03-13862         --         --         --         --         --         --
Enron International  Asset Management Corp.          03-13877         --         --         --         --         --         --
Enron Brazil Power Holdings XI Ltd.                  03-13878         --         --         --         --         --         --
Enron Holding Company L.L.C                          03-13879         --         --         --         --         --         --
Enron Development Management Ltd.                    03-13880         --         --         --         --         --         --
Enron International Korea Holdings Corp.             03-13881         --         --         --         --         --         --
Enron Caribe VI Holdings Ltd.                        03-13882         --         --         --         --         --         --
Enron International Asia Corp.                       03-13883         --         --         --         --         --         --
Enron Brazil Power Investments XI Ltd.               03-13884         --         --         --         --         --         --
Paulista Electrical  Distribution, L.L.C             03-13885         --         --         --         --         --         --
Enron Pipeline Construction Services Company         03-13915         --         --         --         --         --         --
Enron Pipeline Services Company                      03-13918         --         --         --         --         --         --
Enron Trailblazer Pipeline Company                   03-13919         --         --         --         --         --         --
Enron Liquid Services Corp.                          03-13920         --         --         --         --         --         --
Enron Machine and Mechanical Services, Inc.          03-13926         --         --         --         --         --         --
Enron Commercial Finance Ltd.                        03-13930         --         --         --         --         --         --
Enron Permian Gathering, Inc.                        03-13949         --         --         --         --         --         --
Transwestern Gathering Company                       03-13950         --         --         --         --         --         --
Enron Gathering Company                              03-13952         --         --         --         --         --         --
EGP Fuels Company                                    03-13953         --         --         --         --         --         --
Enron Asset Management Resources, Inc.               03-13957         --         --         --         --         --         --
Enron Brazil Power Holdings I Ltd.                   03-14053         --         --         --         --         --         --
Enron do Brazil Holdings Ltd.                        03-14054         --         --         --         --         --         --
Enron Wind Storm Lake II LLC (a)                     03-14065
Enron Renewable Energy Corp. (a)                     03-14067
Enron Acquisition III Corp.                          03-14068         --         --         --         --         --         --
Enron Wind Lake Benton LLC (a)                       03-14069
Superior Construction Company                        03-14070         --         --         --         --         --         --
EFS IV Inc.                                          03-14126         --         --         --         --         --         --
EFS VII, Inc.                                        03-14130         --         --         --         --         --         --
EFS XIII, Inc.                                       03-14131         --         --         --         --         --         --
Enron Credit, Inc.                                   03-14175         --         --         --         --         --         --
Enron Power Corp.                                    03-14176         --         --         --         --         --         --
Richmond Power Enterprise, L.P.                      03-14177         --         --         --         --         --         --
ECT Strategic Value Corp.                            03-14178         --         --         --         --         --         --
Enron Development Funding Ltd.                       03-14185         --         --         --         --         --         --
Atlantic Commercial Finance, Inc.                    03-14223         --         --         --         --         --         --
The Protane Corporation                              03-14224         --         --         --         --         --         --

                             Continued on next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of June 30, 2003
                                  (In Millions)

                                                                   Current
Debtor Company                                       Case No.        1-30       31-60      61-90       91+      Other      Total
--------------------------------------------------------------------------------------------------------------------------------

Enron Asia Pacific/ Africa/ China LLC     03-14225          --           --          --           --           --               --
Enron Development Corp.                   03-14226          --           --          --           --           --               --
ET Power 3 LLC                            03-14227          --           --          --           --           --               --
Nowa Sarzyna Holding B.V                  03-14228          --           --          --           --           --               --
Enron South America LLC                   03-14229          --           --          --           --           --               --
Enron Global Power & Pipelines LLC        03-14230          --           --          --           --           --               --
Portland General Holdings, Inc.           03-14231          --           --          --           --           --               --
Portland Transition Company, Inc.         03-14232          --           --          --           --           --               --
                                                           ---         ----        ----         ----         ----           ------
Combined Debtor Entities                                   $ 6         $ --        $  1         $ 13         $152           $  172
                                                           ===         ====        ====         ====         ====           ======

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                               As of June 30, 2003
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60       61-90         91+         Other        Total
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $--         $--         $--         $ --         $ --          $ --
Enron Corp.                                    01-16034           1           1           1          173            3           179
Enron North America Corp.                      01-16035          --          --          --           10            4            14
Enron Power Marketing, Inc.                    01-16036          --          --          --           --           --            --
PBOG Corp.                                     01-16037          --          --          --           --           --            --
Smith Street Land Company                      01-16038          --          --          --           --           --            --
Enron Broadband Services, Inc.                 01-16039          --          --          --           37          (36)            1
Enron Energy Services Operations, Inc.         01-16040          --          --          --           --            3             3
Enron Energy Marketing Corp.                   01-16041          --          --          --           --           --            --
Enron Energy Services, Inc.                    01-16042          --          --          --           --           13            13
Enron Energy Services, LLC                     01-16043          --          --          --           --           --            --
Enron Transportation Services Company          01-16044          --          --          --           --           --            --
BAM Leasing Company                            01-16045          --          --          --           --           --            --
ENA Asset Holdings, L.P.                       01-16046          --          --          --           --           --            --
Enron Gas Liquids, Inc.                        01-16048          --          --          --           --           --            --
Enron Global Markets LLC                       01-16076          --          --          --           --           --            --
Enron Net Works L.L.C                          01-16078           1          --          --            3           --             4
Enron Industrial Markets LLC                   01-16080          --          --          --           --           --            --
Operational Energy Corp.                       01-16109          --          --          --            1           (1)           --
Enron Engineering & Construction Co.           01-16110          --          --          --            4           (4)           --
Enron Engineering & Operational
 Services Co.                                  01-16111          --          --          --           --           --            --
Garden State Paper Company LLC                 01-16280          --          --          --           --           20            20
Palm Beach Development Company, L.L.C          01-16319          --          --          --           --           --            --
Tenant Services, Inc.                          01-16428          --          --          --           --           --            --
Enron Energy Information
 Solutions, Inc.                               01-16429          --          --          --           --           --            --
EESO Merchant Investments, Inc.                01-16430          --          --          --           --           --            --
Enron Federal Solutions, Inc.                  01-16431          --          --          --           --           --            --
Enron Freight Markets Corp.                    01-16467          --          --          --           --           --            --
Enron Broadband Services, L.P.                 01-16483          --          --          --            4           (4)           --
Enron Energy Services North America, Inc.      02-10007          --          --          --            8           (4)            4
Enron LNG Marketing LLC                        02-10038          --          --          --           --           --            --
Calypso Pipeline, LLC                          02-10059          --          --          --           --           --            --
Enron Global LNG LLC                           02-10060          --          --          --           --           --            --
Enron International Fuel Management Company    02-10061          --          --          --           --           --            --
Enron Natural Gas Marketing Corp.              02-10132          --          --          --           --           --            --
ENA Upstream Company LLC                       02-10232          --          --          --           --           --            --
Enron Liquid Fuels, Inc.                       02-10252          --          --          --           --           --            --
Enron LNG Shipping Company                     02-10346          --          --          --           --           --            --
Enron Property & Services Corp.                02-10464          --          --          --            7           --             7
Enron Capital & Trade Resources
 International Corp.                           02-10613          --          --          --           --            3             3
Enron Communication Leasing Corp.              02-10632          --          --          --           --           --            --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                             Continued on next page

                                                                         Table 4

                               As of June 30, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                      Case No.      1-30       31-60      61-90       91+       Other       Total
-------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                               02-10939         --         --         --         --         --          --
Enron Processing Properties, Inc.                  02-11123         --         --         --         --         --          --
Enron Methanol Company                             02-11239         --         --         --         --         --          --
Enron Ventures Corp.                               02-11242         --         --         --         --         --          --
Enron Mauritius Company                            02-11267         --         --         --         --         --          --
Enron India Holding Ltd.                           02-11268         --         --         --         --         --          --
Offshore Power Production C.V                      02-11272         --         --         --         --         --          --
The New Energy Trading Company                     02-11824         --         --         --         --         --          --
EES Service Holdings, Inc.                         02-11884         --         --         --         --          1           1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347         --         --         --         --         --          --
EPC Estate Services, Inc.                          02-12398
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902         --         --         --          4         (3)          1
EBF, LLC                                           02-13702         --         --         --         --         --          --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046         --         --         --         --         --          --
E Power Holdings Corp.                             02-14632         --         --         --         --         --          --
Enron Construction Management Services, Inc.       02-14885         --         --         --         --         --          --
Enron Management Inc.                              02-14977         --         --         --         --         --          --
Enron Expat Services, Inc.                         02-15716         --         --         --          2         --           2
Artemis Associates, LLC                            02-16441         --         --         --         --         --          --
Clinton Energy Management Services, Inc.           02-16492         --         --         --         --         --          --
LINGTEC Constructors, L.P.                         03-10106         --         --         --         --         --          --
EGS New Ventures Corp.                             03-10673         --         --         --         --         --          --
Louisiana Gas Marketing Company                    03-10676         --         --         --         --         --          --
Louisiana Resources Company                        03-10678         --         --         --         --         --          --
LGMI, Inc.                                         03-10681         --         --         --         --         --          --
LRCI, Inc.                                         03-10682         --         --         --         --         --          --
Enron Communications Group, Inc.                   03-11364         --         --         --         --         --          --
EnRock Management, LLC                             03-11369         --         --         --         --         --          --
ECI-Texas, L.P.                                    03-11371         --         --         --         --         --          --
EnRock, L.P.                                       03-11373         --         --         --         --         --          --
ECI-Nevada Corp.                                   03-11374         --         --         --         --         --          --
Enron Alligator Alley Pipeline Company             03-12088         --         --         --         --         --          --
Enron Wind Storm Lake I LLC (a)                    03-13151
ECT Merchant Investments Corp.                     03-13154         --         --         --         --         --          --
EnronOnline, LLC                                   03-13155         --         --         --         --         --          --
St. Charles Development Company, LLC               03-13156         --         --         --         --         --          --
Calcasieu Development Company, LLC                 03-13157         --         --         --         --         --          --
Calvert City Power I, LLC                          03-13158         --         --         --         --         --          --
Enron ACS, Inc.                                    03-13159         --         --         --         --         --          --
LOA, Inc.                                          03-13160         --         --         --         --         --          --
Enron India LLC                                    03-13234         --         --         --         --         --          --
Enron International Inc.                           03-13235         --         --         --         --         --          --
Enron International Holdings Corp.                 03-13236         --         --         --         --         --          --
Enron Middle East LLC                              03-13237         --         --         --         --         --          --
Enron WarpSpeed Services, Inc.                     03-13238         --         --         --         --         --          --
Modulus Technologies, Inc.                         03-13239         --         --         --         --         --          --
Enron Telecommunications, Inc.                     03-13240         --         --         --         --         --          --
DataSystems Group, Inc.                            03-13241         --         --         --         --         --          --
Risk Management & Trading Corp.                    03-13259         --         --         --         --         --          --
Omicron Enterprises, Inc.                          03-13449         --         --         --         --         --          --

                             Continued on next page

                                                                         Table 4

                               As of June 30, 2003
                                  (In Millions)

                                                                   Current
Debtor Company                                       Case No.        1-30      31-60      61-90       91+       Other       Total
---------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                          03-13447         --         --         --         --         --         --
EFS II, Inc.                                         03-13447         --         --         --         --         --         --
EFS III, Inc.                                        03-13453         --         --         --         --         --         --
EFS V, Inc.                                          03-13454         --         --         --         --         --         --
EFS VI, Inc.                                         03-13457         --         --         --         --         --         --
EFS VII, Inc.                                        03-13459         --         --         --         --         --         --
EFS IX, Inc.                                         03-13460         --         --         --         --         --         --
EFS X, Inc.                                          03-13461         --         --         --         --         --         --
EFS XI, Inc.                                         03-13462         --         --         --         --         --         --
EFS XII, Inc.                                        03-13463         --         --         --         --         --         --
EFS XV, Inc.                                         03-13465         --         --         --         --         --         --
EFS XVII, Inc.                                       03-13467         --         --         --         --         --         --
Jovinole Associates                                  03-13468         --         --         --         --         --         --
EFS Holdings, Inc.                                   03-13469         --         --         --         --         --         --
Enron Operations Services Corp.                      03-13489         --         --         --         --         --         --
Green Power Partners I LLC (a)                       03-13500
TLS Investors, LLC                                   03-13502         --         --         --         --         --         --
ECT Securities Limited Partnership                   03-13644         --         --         --         --         --         --
ECT Securities LP Corp.                              03-13647         --         --         --         --         --         --
ECT Securities GP Corp.                              03-13649         --         --         --         --         --         --
KUCC Cleburne, LLC                                   03-13862         --         --         --         --         --         --
Enron International Asset Management Corp.           03-13877         --         --         --         --         --         --
Enron Brazil Power Holdings XI Ltd.                  03-13878         --         --         --         --         --         --
Enron Holding Company L.L.C                          03-13879         --         --         --         --         --         --
Enron Development Management Ltd.                    03-13880         --         --         --         --         --         --
Enron International Korea Holdings Corp.             03-13881         --         --         --         --         --         --
Enron Caribe VI Holdings Ltd.                        03-13882         --         --         --         --         --         --
Enron International Asia Corp.                       03-13883         --         --         --         --         --         --
Enron Brazil Power Investments XI Ltd.               03-13884         --         --         --         --         --         --
Paulista Electrical Distribution, L.L.C              03-13885         --         --         --         --         --         --
Enron Pipeline Construction Services Company         03-13915         --         --         --         --         --         --
Enron  Pipeline Services Company                     03-13918         --         --         --         --         --         --
Enron Trailblazer Pipeline Company                   03-13919         --         --         --         --         --         --
Enron Liquid Services Corp.                          03-13920         --         --         --         --         --         --
Enron Machine and Mechanical Services, Inc.          03-13926         --         --         --         --         --         --
Enron Commercial Finance Ltd.                        03-13930         --         --         --         --         --         --
Enron Permian Gathering Inc.                         03-13949         --         --         --         --         --         --
Transwestern Gathering Company                       03-13950         --         --         --         --         --         --
Enron Gathering Company                              03-13952         --         --         --         --         --         --
EGP Fuels Company                                    03-13953         --         --         --         --         --         --
Enron Asset Management Resources, Inc,               03-13957         --         --         --         --         --         --
Enron Brazil  Power Holdings I Ltd.                  03-14053         --         --         --         --         --         --
Enron do Brazil Holdings Ltd.                        03-14054         --         --         --         --         --         --
Enron Wind Storm Lake II LLC (a)                     03-14065
Enron Renewable Energy Corp. (a)                     03-14067
Enron Acquisition III Corp.                          03-14068         --         --         --         --         --         --
Enron Wind Lake Benton LLC (a)                       03-14069
Superior Construction Company                        03-14070         --         --         --         --         --         --
EFS IV, Inc.                                         03-14126         --         --         --         --         --         --
EFS VIII, Inc.                                       03-14130         --         --         --         --         --         --
EFS XIII, Inc.                                       03-14131         --         --         --         --         --         --
Enron Credit Inc.                                    03-14175         --         --         --         --         --         --
Enron Power Corp.                                    03-14176         --         --         --         --         --         --
Richmond Power Enterprise L.P.                       03-14177         --         --         --         --         --         --
ECT Strategic Value Corp.                            03-14178         --         --         --         --         --         --
Enron Development Funding Ltd.                       03-14185         --         --         --         --         --         --
Atlantic Commercial Finance, Inc.                    03-14223         --         --         --         --         --         --
The Protane Corporation                              03-14224         --         --         --         --         --         --

                           Continued on the next page

                                                                         Table 4

                               As of June 30, 2003
                                  (In Millions)

                                                                   Current
Debtor Company                           Case No.        1-30       31-60      61-90         91+          Other         Total
-----------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC    03-14225         --         --          --           --            --            --
Enron Development Corp.                  03-14226         --         --          --           --            --            --
ET Power 3 LLC                           03-14227         --         --          --           --            --            --
Nowa Sarzyna Holding B.V                 03-14228         --         --          --           --            --            --
Enron South America LLC                  03-14229         --         --          --           --            --            --
Enron Global Power & Pipelines LLC       03-14230         --         --          --           --            --            --
Portland General Holdings, Inc.          03-14231         --         --          --           --            --            --
Portland Transition Company, Inc.        03-14232         --         --          --           --            --            --
                                                         ---        ---        ----        -----         -----         -----
Combined Debtor Entities                                 $ 2        $ 1        $  1        $ 253         $  (5)        $ 252
                                                         ===        ===        ====        =====         =====         =====

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                               Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.         Balance      Billings     Received      Adjustments      Balance
-----------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033         $   --        $   --       $   --           $  --         $    --
Enron Corp.                                    01-16034            178             4           (5)              2             179
Enron North America Corp.                      01-16035             11            --           --               3              14
Enron Power Marketing, Inc.                    01-16036             --            --           --              --              --
PBOG Corp.                                     01-16037             --            --           --              --              --
Smith Street Land Company                      01-16038             --            --           --              --              --
Enron Broadband Services, Inc.                 01-16039              1            --           --              --               1
Enron Energy Services Operations, Inc.         01-16040              3            --           --              --               3
Enron Energy Marketing Corp.                   01-16041             --            --           --              --              --
Enron Energy Services, Inc.                    01-16042             13            --           --              --              13
Enron Energy Services, LLC                     01-16043             --            --           --              --              --
Enron Transportation Services Company          01-16044             --            --           --              --              --
BAM Leasing Company                            01-16045             --            --           --              --              --
ENA Asset Holdings, L.P.                       01-16046             --            --           --              --              --
Enron Gas Liquids, Inc.                        01-16048             --            --           --              --              --
Enron Global Markets LLC                       01-16076             --            --           --              --              --
Enron Net Works L.L.C.                         01-16078              3             2           (1)             --               4
Enron Industrial Markets LLC                   01-16080             --            --           --              --              --
Operational Energy Corp.                       01-16109             --            --           --              --              --
Enron Engineering & Construction Co.           01-16110             --            --           --              --              --
Enron Engineering & Operational
 Services Co.                                  01-16111             --            --           --              --              --
Garden State Paper Company LLC                 01-16280             20            --           --              --              20
Palm Beach Development Company, L.L.C.         01-16319             --            --           --              --              --
Tenant Services, Inc.                          01-16428             --            --           --              --              --
Enron Energy Information
 Solutions, Inc.                               01-16429             --            --           --              --              --
EESO Merchant Investments, Inc.                01-16430             --            --           --              --              --
Enron Federal Solutions, Inc.                  01-16431              5            --           --              (5)             --
Enron Freight Markets Corp.                    01-16467             --            --           --              --              --
Enron Broadband Services, L.P.                 01-16483             --            --           --              --              --
Enron Energy Services North America, Inc.      02-10007              4            --           --              --               4
Enron LNG Marketing LLC                        02-10038             --            --           --              --              --
Calypso Pipeline, LLC                          02-10059             --            --           --              --              --
Enron Global LNG LLC                           02-10060             --            --           --              --              --
Enron International Fuel Management Company    02-10061             --            --           --              --              --
Enron Natural Gas Marketing Corp.              02-10132             --            --           --              --              --
ENA Upstream Company LLC                       02-10232             --            --           --              --              --
Enron Liquid Fuels, Inc.                       02-10252             --            --           --              --              --
Enron LNG Shipping Company                     02-10346             --            --           --              --              --
Enron Property & Services Corp.                02-10464              7            --           --              --               7
Enron Capital & Trade Resources
   International Corp.                         02-10613              3            --           --              --               3
Enron Communication Leasing Corp.              02-10632             --            --           --              --              --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                               Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.         Balance      Billings     Received      Adjustments      Balance
-----------------------------------------------------------------------------------------------------------------------------------

Intratex Gas Company                           02-10939             --            --            --              --              --
Enron Processing Properties, Inc.              02-11123             --            --            --              --              --
Enron Methanol Company                         02-11239             --            --            --              --              --
Enron Ventures Corp.                           02-11242             --            --            --              --              --
Enron Mauritius Company                        02-11267             --            --            --              --              --
Enron India Holding Ltd.                       02-11268             --            --            --              --              --
Offshore Power Production C.V.                 02-11272             --            --            --              --              --
The New Energy Trading Company                 02-11824             --            --            --              --              --
EES Services Holdings, Inc.                    02-11884              1            --            --              --               1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             --            --            --              --              --
EPC Estate Services, Inc. (formerly
  National Energy Production Corp.) (a)        02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902              1            --            --              --               1
EBF, LLC                                       02-13702             --            --            --              --              --
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             --            --            --              --              --
E Power Holdings Corp.                         02-14632             --            --            --              --              --
Enron Construction Management Services, Inc.   02-14885             --            --            --              --              --
Enron Management, Inc.                         02-14977             --            --            --              --              --
Enron Expat Services, Inc.                     02-15716              2            --            --              --               2
Artemis Associates, LLC                        02-16441             --            --            --              --              --
Clinton Energy Management Services, Inc.       02-16492             --            --            --              --              --
LINGTEC Constructors, L.P.                     03-10106             --            --            --              --              --
EGS New Ventures Corp.                         03-10673             --            --            --              --              --
Louisiana Gas Marketing Company                03-10676             --            --            --              --              --
Louisiana Resources Company                    03-10678             --            --            --              --              --
LGMI, Inc.                                     03-10681             --            --            --              --              --
LRCI, Inc.                                     03-10682             --            --            --              --              --
Enron Communications Group, Inc.               03-11364             --            --            --              --              --
EnRock Management, LLC                         03-11369             --            --            --              --              --
ECI-Texas, L.P.                                03-11371             --            --            --              --              --
EnRock, L.P.                                   03-11373             --            --            --              --              --
ECI-Nevada Corp.                               03-11374             --            --            --              --              --
Enron Alligator Alley Pipeline Company         03-12088             --            --            --              --              --
Enron Wind Storm Lake I LLC (a)                03-13151
ECT Merchant Investments Corp.                 03-13154             --            --            --              --              --
EnronOnline, LLC                               03-13155             --            --            --              --              --
St. Charles Development Company, LLC           03-13156             --            --            --              --              --
Calcasieu Development Company, LLC             03-13157             --            --            --              --              --
Calvert City Power I, LLC                      03-13158             --            --            --              --              --
Enron ACS, Inc.                                03-13159             --            --            --              --              --
LOA, Inc.                                      03-13160             --            --            --              --              --
Enron India LLC                                03-13234             --            --            --              --              --
Enron International Inc.                       03-13235             --            --            --              --              --
Enron International Holdings Corp.             03-13236             --            --            --              --              --
Enron Middle East LLC                          03-13237             --            --            --              --              --
Enron WarpSpeed Services, Inc.                 03-13238             --            --            --              --              --
Modulus Technologies, Inc.                     03-13240             --            --            --              --              --
Enron Telecommunications, Inc.                 03-13240             --            --            --              --              --
DataSystems Group, Inc.                        03-13241             --            --            --              --              --
Risk Management & Trading Corp.                03-13259             --            --            --              --              --
Omicron Enterprises, Inc.                      03-13446             --            --            --              --              --


                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                               Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.         Balance      Billings     Received      Adjustments      Balance
-----------------------------------------------------------------------------------------------------------------------------------

EFS I, Inc.                                    03-13447            --            --          --              --              --
EFS II, Inc.                                   03-13451            --            --          --              --              --
EFS III, Inc.                                  03-13453            --            --          --              --              --
EFS V, Inc.                                    03-13454            --            --          --              --              --
EFS VI, Inc.                                   03-13457            --            --          --              --              --
EFS VII, Inc.                                  03-13459            --            --          --              --              --
EFS IX, Inc.                                   03-13460            --            --          --              --              --
EFS X, Inc.                                    03-13461            --            --          --              --              --
EFS XI, Inc.                                   03-13462            --            --          --              --              --
EFS XII, Inc.                                  03-13463            --            --          --              --              --
EFS XV, Inc.                                   03-13465            --            --          --              --              --
EFS XVII, Inc.                                 03-13467            --            --          --              --              --
Jovinole Associates                            03-13468            --            --          --              --              --
EFS Holdings, Inc.                             03-13469            --            --          --              --              --
Enron Operations Services Corp.                03-13489            --            --          --              --              --
Green Power Partners I, LLC (a)                03-14500
TLS Investors, LLC                             03-14502            --            --          --              --              --
ECT Securities Limited Partnership             03-13644            --            --          --              --              --
ECT Securities LP Corp.                        03-13647            --            --          --              --              --
ECT Securities GP Corp.                        03-13649            --            --          --              --              --
KUCC Cleburne, LLC                             03-13862            --            --          --              --              --
Enron International Asset Management Corp.     03-13877            --            --          --              --              --
Enron Brazil Power Holdings XI Ltd.            03-13878            --            --          --              --              --
Enron Holding Company L.L.C.                   03-13879            --            --          --              --              --
Enron Development Management Ltd.              03-13880            --            --          --              --              --
Enron International Korea Holdings Corp.       03-13881            --            --          --              --              --
Enron Caribe VI Holdings Ltd.                  03-13882            --            --          --              --              --
Enron International Asia Corp.                 03-13883            --            --          --              --              --
Enron Brazil Power Investments XI Ltd.         03-13884            --            --          --              --              --
Paulista Electrical Distribution, L.L.C.       03-13885            --            --          --              --              --
Enron Pipeline Construction Services Company   03-13915            --            --          --              --              --
Enron Pipeline Services Company                03-13918            --            --          --              --              --
Enron Trailblazer Pipeline Company             03-13919            --            --          --              --              --
Enron Liquid Services Corp.                    03-13920            --            --          --              --              --
Enron Machine and Mechanical Services, Inc.    03-13926            --            --          --              --              --
Enron Commercial Finance Ltd.                  03-13930            --            --          --              --              --
Enron Permian Gathering Inc.                   03-13949            --            --          --              --              --
Transwestern Gathering Company                 03-13950            --            --          --              --              --
Enron Gathering Company                        03-13952            --            --          --              --              --
EGP Fuels Company                              03-13953            --            --          --              --              --
Enron Asset Management Resources, Inc.         03-13957            --            --          --              --              --
Enron Brazil Power Holdings I, Ltd.            03-14053            --            --          --              --              --
Enron do Brazil Holdings Ltd.                  03-14054            --            --          --              --              --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068            --            --          --              --              --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070            --            --          --              --              --
EFS IV, Inc.                                   03-14126            --            --          --              --              --
EFS VIII, Inc.                                 03-14130            --            --          --              --              --
EFS XIII, Inc.                                 03-14131            --            --          --              --              --
Enron Credit Inc.                              03-14175            --            --          --              --              --
Enron Power Corp.                              03-14176            --            --          --              --              --
Richmond Power Enterprise, L.P.                03-14177            --            --          --              --              --
ECT Strategic Value Corp.                      03-14178            --            --          --              --              --
Enron  Development Corp.                       03-14185            --            --          --              --              --
Atlantic Commercial Finance, Inc.              03-14223            --            --          --              --              --
The Protane Corporation                        03-14224            --            --          --              --              --


                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended June 30, 2003
                                  (In Millions)

                                                               Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.         Balance      Billings     Received      Adjustments      Balance
-----------------------------------------------------------------------------------------------------------------------------------

Enron Asia Pacific/ Africa/ China              03-14225             --            --            --              --               --
Enron Development Corp.                        03-14226             --            --            --              --               --
ET Power 3 LLC                                 03-14227             --            --            --              --               --
Nowa Sarzyna Holding B.V.                      03-14228             --            --            --              --               --
Enron South America LLC                        03-14229             --            --            --              --               --
Enron Global  Power & Pipelines LLC            03-14230             --            --            --              --               --
Portland General Holdings, Inc.                03-14231             --            --            --              --               --
Portland Transition Company, Inc.              03-14232             --            --            --              --               --
                                                                 -----         -----         -----           -----            -----

Combined Debtor Entities                                         $ 252         $   6         $  (6)          $  --            $ 252
                                                                 =====         =====         =====           =====            =====



                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                               As of June 30, 2003
                                  (In Millions)

Debtor Company                                 Case No.                 Receivables            Payables
-------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033                  $      1               $    7
Enron Corp.                                    01-16034                        --                   --
Enron North America Corp.                      01-16035                        --                   30
Enron Power Marketing, Inc.                    01-16036                        --                   --
PBOG Corp.                                     01-16037                        --                   --
Smith Street Land Company                      01-16038                        --                   --
Enron Broadband Services, Inc.                 01-16039                        --                   --
Enron Energy Services Operations, Inc.         01-16040                        51                  308
Enron Energy Marketing Corp.                   01-16041                       110                   34
Enron Energy Services, Inc.                    01-16042                       217                  315
Enron Energy Services, LLC                     01-16043                        --                   --
Enron Transportation Services Company          01-16044                        --                   --
BAM Leasing Company                            01-16045                        --                   --
ENA Asset Holdings, L.P.                       01-16046                        --                   --
Enron Gas Liquids, Inc.                        01-16048                        --                    7
Enron Global Markets LLC                       01-16076                        --                   --
Enron Net Works L.L.C.                         01-16078                        --                   --
Enron Industrial Markets LLC                   01-16080                        --                   --
Operational Energy Corp.                       01-16109                        --                   --
Enron Engineering & Construction Co.           01-16110                        --                   --
Enron Engineering & Operational
  Services Co.                                 01-16111                        --                   --
Garden State Paper Company LLC                 01-16280                        1                    18
Palm Beach Development Company, L.L.C.         01-16319                        --                   --
Tenant Services, Inc.                          01-16428                        --                   30
Enron Energy Information
  Solutions, Inc.                              01-16429                        --                   --
EESO Merchant Investments, Inc.                01-16430                        --                   --
Enron Federal Solutions, Inc.                  01-16431                        --                   --
Enron Freight Markets Corp.                    01-16467                        --                   --
Enron Broadband Services, L.P.                 01-16483                        --                   --
Enron Energy Services North America, Inc.      02-10007                        --                   --
Enron LNG Marketing LLC                        02-10038                        --                   --
Calypso Pipeline, LLC                          02-10059                        --                   --
Enron Global LNG LLC                           02-10060                        --                   --
Enron International Fuel Management Company    02-10061                        --                   --
Enron Natural Gas Marketing Corp.              02-10132                        --                   --
ENA Upstream Company LLC                       02-10232                        30                   69
Enron Liquid Fuels, Inc.                       02-10252                        --                   --
Enron LNG Shipping Company                     02-10346                        --                   --
Enron Property & Services Corp.                02-10464                        --                   --
Enron Capital & Trade Resources
   International Corp.                         02-10613                        81                  133
Enron Communication Leasing Corp.              02-10632                        --                   --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766


                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of June 30, 2003
                                  (In Millions)


Debtor Company                                 Case No.                 Receivables            Payables
-------------------------------------------------------------------------------------------------------

Intratex Gas Company                           02-10939                        --                    --
Enron Processing Properties, Inc.              02-11123                        --                    --
Enron Methanol Company                         02-11239                        --                    --
Enron Ventures Corp.                           02-11242                        --                    --
Enron Mauritius Company                        02-11267                        --                    --
Enron India Holding Ltd.                       02-11268                        --                    --
Offshore Power Production C.V.                 02-11272                        --                    --
The New Energy Trading Company                 02-11824                        --                    --
EES Service Holdings, Inc.                     02-11884                        --                    --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104                        --                    --
ZWHC, LLC (a)                                  02-12105                        --                    --
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106                        --                    --
Enron Reserve Acquisition Corp. (b)            02-12347                        --                    --
EPC Estate Services, Inc. (formerly
 National Energy Production Corp.) (a)         02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902                        --                    --
EBF, LLC                                       02-13702                        --                    --
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046                        --                    --
E Power Holdings Corp.                         02-14632                        --                    --
Enron Construction Management, Inc.            02-14885                        --                    --
Enron Management, Inc.                         04-14977                        --                    --
Enron Expat Services, Inc.                     02-15716                        --                    --
Artemis Associates, LLC                        02-16441                        --                    --
Clinton Energy Management Services, Inc.       02-16492                         9                     2
LINGTEC Constructors, L.P.                     03-10106                        --                    --
EGS New Ventures Corp.                         03-10673                        --                    --
Louisiana Gas Marketing Company                03-10676                        --                    --
Louisiana Resources Company                    03-10678                        --                    --
LGMI, Inc.                                     03-10681                        --                    --
LRCI, Inc.                                     03-10682                        --                    --
Enron Communications Group, Inc.               03-10364                        --                    --
EnRock Management, LLC                         03-10369                        --                    --
ECI-Texas, L.P.                                03-11371                        --                    --
EnRock, L.P.                                   03-11373                        --                    --
ECI-Nevada Corp.                               03-11374                        --                    --
Enron Alligator Alley Pipeline Company         03-12088                        --                    --
Enron Wind Storm Lake I, LLC (a)               03-13151
ECT Merchant Investments Corp.                 03-13154                        --                    --
EnronOnline, LLC                               03-13155                        --                    --
St. Charles Development Company, LLC           03-13156                        --                    --
Calcasieu Development Company, LLC             03-13157                        --                    --
Calvert City Power I, LLC                      03-13158                        --                    --
Enron ACS, Inc.                                03-13159                        --                    --
LOA, Inc.                                      03-13160                        --                    --
Enron India LLC                                03-13234                        --                    --
Enron International Inc.                       03-13235                        --                    --
Enron International Holdings Corp.             03-13236                        --                    --
Enron Middle East LLC                          03-13237                        --                    --
Enron WarpSpeed Services, Inc.                 03-13238                        --                    --
Modulus Technologies, Inc.                     03-13239                        --                    --
Enron Telecommunications, Inc.                 03-13240                        --                    --
DataSystems Group, Inc.                        03-13241                        --                    --
Risk Management & Trading Corp.                03-13259                        --                    --
Omicron Enterprises, Inc.                      03-13446                        --                    --


                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of June 30, 2003
                                  (In Millions)

Debtor Company                                 Case No.                 Receivables            Payables
-------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447                        --                    --
EFS II, Inc.                                   03-13451                        --                    --
EFS III, Inc.                                  03-13453                        --                    --
EFS V, Inc.                                    03-13454                        --                    --
EFS VI, Inc.                                   03-13457                        --                    --
EFS VII, Inc.                                  03-13459                        --                    --
EFS IX, Inc.                                   03-13460                        --                    --
EFS X, Inc.                                    03-13461                        --                    --
EFS XI, Inc.                                   03-13462                        --                    --
EFS XII, Inc.                                  03-13463                        --                    --
EFS XV, Inv.                                   03-13465                        --                    --
EFS XVII, Inc.                                 03-13467                        --                    --
Jovinole Associates                            03-13468                        --                    --
EFS Holdings, Inc.                             03-13469                        --                    --
Enron Operations Services Corp.                03-13489                        --                    --
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502                        --                    --
ECT Securities Limited Partnership             03-13644                        --                    --
ECT Securities LP Corp.                        03-13647                        --                    --
ECT Securities GP Corp.                        03-13649                        --                    --
KUCC Cleburne, LLC                             03-13862                        --                    --
Enron International Asset Management Corp.     03-13877                        --                    --
Enron Brazil Power Holdings XI Ltd.            03-13878                        --                    --
Enron Holding Company L.L.C.                   03-13879                        --                    --
Enron Development Management Ltd.              03-13880                        --                    --
Enron International Korea Holdings Corp.       03-13881                        --                    --
Enron Caribe VI Holdings Ltd.                  03-13882                        --                    --
Enron International Asia Corp.                 03-13883                        --                    --
Enron Brazil Power Investments XI Ltd.         03-13884                        --                    --
Paulista Electrical Distribution, L.L.C.       03-13885                        --                    --
Enron Pipeline Construction Services Company   03-13915                        --                    --
Enron Pipeline Services Company                03-13918                        --                    --
Enron Trailblazer Pipeline Company             03-13919                        --                    --
Enron Liquid Services Corp.                    03-13920                        --                    --
Enron Machine and Mechanical Services, Inc.    03-13926                        --                    --
Enron Commercial Finance Ltd.                  03-13930                        --                    --
Enron Permian Gathering Inc.                   03-13949                        --                    --
Transwestern Gathering Company                 03-13950                        --                    --
Enron Gathering Company                        03-13952                        --                    --
EGP Fuels Company                              03-13953                        --                    --
Enron Asset Management Resources, Inc.         03-13957                        --                    --
Enron Brazil Power Holdings I Ltd.             03-14053                        --                    --
Enron do Brazil Holdings Ltd.                  03-14054                        --                    --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068                        --                    --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Constriction Company                  03-14070                        --                    --
EFS IV, Inc.                                   03-14126                        --                    --
EFS VII, Inc.                                  03-14130                        --                    --
EFS XIII, Inc.                                 03-14131                        --                    --
Enron Credit Inc.                              03-14175                        --                    --
Enron Power Corp.                              03-14176                        --                    --
Richmond Power Enterprise, L.P.                03-14177                        --                    --
ECT Strategic Value Corp.                      03-14178                        --                    --
Enron Development Funding Ltd.                 03-14185                        --                    --
Atlantic Commercial Finance, Inc.              03-14223                        --                    --
The Protane Corporation                        03-14224                        --                    --


                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of June 30, 2003
                                  (In Millions)



Debtor Company                                 Case No.                 Receivables            Payables
-------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China              03-14225                        --                    --
Enron Development Corp.                        03-14226                        --                    --
ET Power 3 LLC                                 03-14227                        --                    --
Nowa Sarzyna Holding B.V.                      03-14228                        --                    --
Enron South America LLC                        03-14229                        --                    --
Enron Global  Power & Pipelines LLC            03-14230                        --                    --
Portland General Holdings, Inc.                03-14231                        --                    --
Portland Transition Company, Inc.              03-14231                        --                    --
                                                                         --------               -------
Combined Debtor Entities                                                 $    500               $   953
                                                                         ========               =======


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                        For the Month Ended June 30, 2003
                                  (In Millions)


                                                             Asset              Book
Company                             Date Closed           Description           Value           Proceeds
---------------------------------------------------------------------------------------------------------

Debtor Companies - None.

Non-Debtor Companies - None.